Exhibit 10.3

Retail Opportunity Investments Corp.

Common Stock ($0.0001 par value per share)

SALES AGREEMENT

May 1, 2018

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor

Cleveland, Ohio 44114

Ladies and Gentlemen:

Retail Opportunity Investments Corp., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through KeyBanc Capital Markets Inc., as sales agent and/or principal (the “Agent”), shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), on the terms set forth in Section 2 of this Sales Agreement (this “Agreement”). The Company agrees that whenever it determines to sell Shares directly to the Agent as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2 of this Agreement.

The Company and Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), have also entered into sales agreements (the “Alternative Sales Agreements”) of even date herewith with each of Capital One Securities, Inc., Jefferies LLC, Raymond James & Associates, Inc., and Robert W. Baird & Co. Incorporated (the “Alternative Agents”). The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement, any Terms Agreement and any Alternative Sales Agreements shall not exceed $250,000,000 (the “Maximum Amount”).

Section 1. Representations and Warranties. The Company and the Operating Partnership, jointly and severally, represent and warrant to the Agent that as of the date of this Agreement, the date of any Terms Agreement, each Registration Statement Amendment Date (as defined in Section 3(i) below), each Company Periodic Report Date (as defined in Section 3(h) below), each Company Earnings Report Date (as defined in Section 3(i) below), each Request Date (as defined in Section 3(i) below), each Applicable Time (as defined in Section 1(a) below) and each Settlement Date (as defined in Section 2(h) below); provided, that if such date occurs during a Suspension Period (as defined in Section 3(r) below), the Company and the Operating Partnership shall not make the representations and warranties of the Company and the Operating Partnership contained in this Section 1 until the next of such dates after the end of the Suspension Period:

(a)       Compliance with Registration Requirements. The Company and the Operating Partnership have filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 of the rules and regulations (the “1933 Act Regulations”) of the Commission promulgated under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3ASR (Nos. 333-211521 and 333-211521-01), including the related base prospectus, which registers certain securities of the Company (including the Shares) and of the Operating Partnership; such registration statement and any post-effective amendment thereto, became effective upon filing with the Commission in accordance with Rule 462(e) of the 1933 Act Regulations (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”; the various parts of such registration statement, excluding any Form T-1 but including all other exhibits thereto and any prospectus supplement or prospectus relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B of the 1933 Act Regulations to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations is hereinafter called the “Prospectus Supplement”; the Base Prospectus, as amended and supplemented by the Prospectus Supplement, is hereinafter called the “Prospectus”; any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; provided, however, that no representation contained in any exhibit to any such incorporated document, other than the representations contained herein, shall be deemed to be made to you; any reference to any amendment or supplement to the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement or base prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 of the 1933 Act Regulations relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”).

The Company meets the requirements for use of the Registration Statement as an automatic shelf registration statement on Form S-3 under the 1933 Act. The Registration Statement became effective under the 1933 Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the 1933 Act Regulations, and the Shares have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of an automatic registration statement has been received by the Company, no order preventing, suspending or objecting to the use of the Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for any of those purposes has been instituted or, to the Company’s knowledge, threatened by the Commission. The Company has complied with each request (if any) from the Commission for additional information and there are no outstanding or unresolved comments from the Commission or its staff.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, at each deemed effective date with respect to the Agent and the Shares pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at each Settlement Date, complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission and at each Settlement Date, complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

Neither the Registration Statement nor any amendment thereto, at the time of its effectiveness, at any deemed effective date with respect to the Agent and the Shares pursuant to Rule 430B(f)(2) of the 1933 Act Regulations or at any Settlement Date contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at any Settlement Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

For the purposes of this Agreement, the “Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement or any Terms Agreement; the Prospectus and the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, taken together (collectively, and, with respect to any Shares, together with the public offering price of such Shares, the “General Disclosure Package”) as of each Applicable Time and each Settlement Date, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each applicable Issuer Free Writing Prospectus will not conflict with the information contained in the Registration Statement, the Prospectus Supplement or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the General Disclosure Package as of such Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Neither the Company nor the Operating Partnership makes any representations or warranties as to the information contained in or omitted from the Registration Statement, the Base Prospectus, the Prospectus Supplement, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by or on behalf of the Agent or any Alternative Agent expressly for use therein.

(b)       Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents were or hereafter are filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements in or omissions from the Registration Statement, the General Disclosure Package or the Prospectus (including the documents incorporated or deemed to be incorporated by reference therein) in conformity with written information furnished to the Company or the Operating Partnership by or on behalf of the Agent or any Alternative Agent expressly for use therein.

(c)       Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and the Public Company Accounting Oversight Board.

(d)       Financial Statements. The financial statements (other than the financial statements of the businesses or properties acquired or proposed to be acquired) included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. Any selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis and otherwise have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Rule 3-05 or Rule 3-14 of Regulation S-X with respect to real estate operations acquired or to be acquired. In addition, any pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations or any document required to be filed with the Commission under the 1934 Act or the 1934 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable, in all material respects. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e)       No Material Adverse Change. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business or business prospects of the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company, the Operating Partnership or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise and (C) except for regular quarterly dividends on the Common Stock and regular quarterly distributions on the units of partnership interest in the Operating Partnership (“Units”), in each case in amounts per share or unit, as applicable, that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any distribution by the Operating Partnership with respect to any of its Units.

(f)       Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement and any Terms Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(g)       Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has the partnership power and authority under the Operating Partnership Agreement (as defined below) and the Delaware Revised Uniform Limited Partnership Act to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and any Terms Agreement. The Operating Partnership is duly qualified as a foreign partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. A wholly-owned subsidiary of the Company (the “General Partner”) is the sole general partner of the Operating Partnership. The Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of September 27, 2013, as amended (the “Operating Partnership Agreement”), has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the Company and the General Partner in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

(h)       Good Standing of Subsidiaries. Each subsidiary listed on Schedule 1 hereto is considered a “significant subsidiary” of the Company or the Operating Partnership (each, a “Subsidiary” and, collectively, the “Subsidiaries”), and has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of, or other ownership interest in, each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company or the Operating Partnership, as applicable, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of, or other ownership interest in, any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. Except for subsidiaries formed since the end of the most recent fiscal year, the only subsidiaries of the Company and the Operating Partnership are (a) the subsidiaries listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(i)       Capitalization. The issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock were issued in violation of the preemptive or other similar rights of any securityholder of the Company and the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package or the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, any Terms Agreement or any Alternative Sales Agreement, pursuant to the Company’s Amended and Restated 2009 Equity Incentive Plan or exercises of options issued thereunder, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of warrants, convertible securities or options referred to in the Registration Statement, the General Disclosure Package or the Prospectus). The Common Stock has been registered pursuant to Section 12(b) of the 1934 Act and is authorized for trading on the Nasdaq Stock Market or listed on another national securities exchange, as such term is used in Section 3 of the 1934 Act (the Nasdaq Stock Market or such other national securities exchange on which the Common Stock is then listed being referred to herein as the “Principal Market”), and the Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing.

(j)       Authorization of Agreement. This Agreement and any Terms Agreement have been duly authorized, executed and delivered by each of the Company and the Operating Partnership.

(k)       Authorization and Description of Shares. The Shares have been duly authorized and reserved for issuance and sale pursuant to this Agreement or any Terms Agreement and, when issued and delivered by the Company pursuant to this Agreement or any Terms Agreement against payment of the consideration therefor, will be validly issued and fully paid and non-assessable; the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and no holder of Shares will be subject to personal liability solely by reason of being such a holder.

(l)       Authorization of Units. All issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable, have been offered and sold or exchanged by the Operating Partnership in compliance with applicable laws and, except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, are owned by the Company either directly or through wholly-owned subsidiaries, or limited partners of the Operating Partnership. All Units owned by the Company are owned free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(m)       Absence of Defaults and Conflicts. None of the Company, the Operating Partnership or any of their respective subsidiaries is (A) in violation of its charter, bylaws, certificate of limited partnership, partnership agreement or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of the Company, the Operating Partnership or any such subsidiary is subject (collectively, “Agreements and Instruments”), except, for such defaults that would not result in a Material Adverse Effect or as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus or (C) to the knowledge of the Company or the Operating Partnership, in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their assets, properties or other operations (each, a “Governmental Entity”), except, in the case of this clause (C), for such violations that would not result in a Material Adverse Effect or as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus. The execution, delivery and performance of this Agreement and of any Terms Agreement and the consummation of the transactions contemplated herein or in any Terms Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by the Company and the Operating Partnership with their respective obligations hereunder and under any Terms Agreement: (i) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to the Agreements and Instruments (except, in the case of this clause (i), for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect or as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus), (ii) will not result in any violation of the provisions of the charter, bylaws, certificate of limited partnership, partnership agreement or other organizational documents of the Company, the Operating Partnership or any of their respective subsidiaries or (iii) will not result in a violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity (except, for such violations that would not result in a Material Adverse Effect or as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Operating Partnership or any of their respective subsidiaries.

(n)       Absence of Labor Dispute. No labor dispute with the employees of the Company, the Operating Partnership or any of their respective subsidiaries exists or, to the knowledge of the Company or the Operating Partnership, is imminent, which would result in a Material Adverse Effect.

(o)       Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company or the Operating Partnership, threatened, against or affecting the Company, the Operating Partnership or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus (other than as disclosed therein).

(p)       Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Registration Statement which have not been so described and filed or incorporated by reference as required.

(q)       Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company or the Operating Partnership of their respective obligations hereunder or under any Terms Agreement, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or any Terms Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations or state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(r)       Absence of Manipulation. None of the Company, the Operating Partnership or any affiliate of the Company or the Operating Partnership has taken, nor will the Company, the Operating Partnership or any such affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in a violation of Regulation M under the 1934 Act or the stabilization or manipulation of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Shares.

(s)       Possession of Licenses and Permits. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company, the Operating Partnership and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company, the Operating Partnership and their respective subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and none of the Company, the Operating Partnership or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(t)       Title to Property. (A) The Company, the Operating Partnership, their respective subsidiaries and any joint venture in which the Company, the Operating Partnership or any of their respective subsidiaries owns an interest (each, a “Related Entity”), as the case may be, have good and marketable fee title or leasehold interest to the portfolio properties (the “Portfolio Properties”) described in the Registration Statement, the General Disclosure Package and the Prospectus as being owned or held as a lessee, as the case may be, by them, and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (1) as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or (2) those which would not have a Material Adverse Effect, (B) each of the leases governing the Portfolio Properties is in full force and effect, with such exceptions as would not result in a Material Adverse Effect, and none of the Company, the Operating Partnership, any of their respective subsidiaries or any Related Entity or, to the knowledge of the Company or the Operating Partnership, any lessee of any of the Portfolio Properties is in default under any of such leases and none of the Company, the Operating Partnership or any of their respective subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not result in a Material Adverse Effect and (C) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the Portfolio Properties, except in any case where such action or proceeding would not have a Material Adverse Effect.

(u)       Title Insurance. Title insurance in favor of the Company, the Operating Partnership, their respective subsidiaries or any Related Entity has been obtained with respect to each Portfolio Property owned by any such entity in an amount at least equal to (A) the cost of acquisition of such Portfolio Property or (B) the cost of construction of such Portfolio Property (measured at the time of such construction), except where the failure to maintain such title insurance would not have a Material Adverse Effect.

(v)       Mortgages and Deeds of Trust. The mortgages and deeds of trust encumbering the Portfolio Properties and other assets described in the Registration Statement, the General Disclosure Package and the Prospectus (A) are not convertible (in the absence of foreclosure) into an equity interest in the property or asset described therein or in the Company, the Operating Partnership, any of their respective subsidiaries or any Related Entity, (B) except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, are not cross-defaulted to any indebtedness other than indebtedness of the Company, the Operating Partnership, any of their respective subsidiaries or any Related Entity and (C) are not cross-collateralized to any property not owned by the Company, the Operating Partnership, any of the Subsidiaries or any Related Entity.

(w)       REIT Qualification. Commencing with its taxable year ended December 31, 2010, the Company has been, and upon the sale of the Shares from time to time as contemplated by this Agreement or any Terms Agreement, the Company will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s present and proposed method of operation as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(x)       Tax Treatment of Operating Partnership. Each of the Operating Partnership and any other Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from its owner for federal income tax purposes from its formation or has made an election together with the Company to be treated as a taxable REIT subsidiary of the Company.

(y)       Investment Company Act. Neither the Company nor the Operating Partnership is required, or upon the issuance and sale of the Shares as herein contemplated and the application of the Net Proceeds (as defined in Section 2(d)) therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(z)       Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, the Operating Partnership or any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company, the Operating Partnership and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company or the Operating Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Operating Partnership or any of their respective subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company, the Operating Partnership or any of their respective subsidiaries relating to Hazardous Materials on, in, under or originating from any Portfolio Property or any Environmental Laws.

(aa)       Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement or any Terms Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and have been waived.

(bb)       Accounting Controls and Disclosure Controls. The Company, the Operating Partnership and their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company, the Operating Partnership and their respective subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(cc)       Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause (C) only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (D) as of the execution and delivery of this Agreement and any Terms Agreement, the Company is a “well-known seasoned issuer,” as defined in Rule 405 of the 1933 Act Regulations.

(dd)       Ineligible Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the earliest time after the original effectiveness of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares and (C) as of the execution and delivery of this Agreement (with such time of execution and delivery being used as the determination date for purposes of this clause (C)), the Company neither was nor is an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.

(ee)       No Commissions. None of the Company, the Operating Partnership or any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than as contemplated by this Agreement or the Alternative Sales Agreements) that would give rise to a valid claim against the Company, the Operating Partnership or any of their respective subsidiaries or the Agent or any of the Alternative Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ff)       Actively-Traded Security. Except under circumstances where the Company has provided the Agent with the notice required pursuant to Section 2(g) of this Agreement, the Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

(gg)       Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh)       Payment of Taxes. Each of the Company, the Operating Partnership and their respective subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, except in any case in which the failure to so file would not have a Material Adverse Effect, and has paid all material taxes due thereon or otherwise due and payable, except for any tax that is currently being contested in good faith and for which adequate reserves have been provided, and no tax deficiency has been determined or threatened in writing to be determined adversely to any of the Company, the Operating Partnership or any such subsidiary which has had a Material Adverse Effect.

(ii)       Insurance. The Company, the Operating Partnership and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and, to the knowledge of the Company and the Operating Partnership, all such insurance is in full force and effect. The Company and the Operating Partnership have no reason to believe that they or any of their respective subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not result in a Material Adverse Effect. None of the Company, the Operating Partnership or any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(jj)       Foreign Corrupt Practices Act. None of the Company, the Operating Partnership, their respective subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnership or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in (A) a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, (B) a violation by such persons of the Bribery Act 2010 of the United Kingdom (the “Bribery Act”), (C) the use by such persons of any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (D) the direct or indirect unlawful payment by such persons to any foreign or domestic government official or employee from corporate funds or (E) the making by such persons of a bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company and the Operating Partnership and, to their knowledge, their respective affiliates have conducted their businesses in compliance with the FCPA and the Bribery Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk)       Money Laundering Laws. The operations of the Company, the Operating Partnership and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Entity involving the Company, the Operating Partnership or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Operating Partnership, threatened.

(ll)       Sanctions Laws. None of the Company, the Operating Partnership or any of their respective subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or person acting on behalf of the Company and the Operating Partnership is currently subject to any sanctions administered by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”). Neither the Company nor the Operating Partnership will directly or indirectly use the proceeds of the offering and sale of the Shares, or lend, contribute or otherwise make available such proceeds to any of their respective subsidiaries, joint venture partner or other person or entity, (A) for the purpose of financing the activities with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (B) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

Any certificate signed by any officer of the Company or an authorized representative of the Operating Partnership and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by such entity or person, as the case may be, to the Agent as to the matters covered thereby.

Section 2. Sale and Delivery of Shares.

(a)       Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Agent acting as sales agent or directly to the Agent acting as principal from time to time, and the Agent agrees to use its commercially reasonable efforts to sell as sales agent for the Company, the Shares. Sales of the Shares, if any, through the Agent acting as sales agent or directly to the Agent acting as principal will be made by means of ordinary brokers’ transactions on the Principal Market or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b)       The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any trading day (other than a day on which the Principal Market is scheduled to close prior to its regular weekday closing time, each, a “Trading Day”) that the Company has satisfied its obligations under Section 6 of this Agreement and that the Company has instructed the Agent to make such sales. On any Trading Day, the Company may instruct the Agent by telephone (confirmed promptly by email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold by the Agent on such day and the minimum price per Share at which such Shares may be sold (subject, in each case, to the limitations specified in Sections 2(c) and (f)). Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts to sell as sales agent all of the Shares so designated by the Company. The Company and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling the Shares, (B) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required by this Agreement and (C) the Agent shall be under no obligation to purchase Shares on a principal basis except as otherwise specifically agreed by the Agent and the Company pursuant to a Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

(c)       Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent as sales agent shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time or (ii) in a number or with an aggregate gross sales price, together with all sales of Shares under this Agreement and the Alternative Sales Agreements, in excess of the Maximum Amount or the number or gross sales price, as the case may be, of Shares authorized from time to time to be issued and sold under this Agreement, any Terms Agreement and any Alternative Sales Agreements, in each case, by the Company’s board of directors, or a duly authorized committee thereof, or in a number in excess of the number of Shares approved for listing on the Principal Market, and in each case notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by email, which confirmation will be promptly acknowledged), suspend the offering of the Shares with respect to which the Agent is acting as sales agent for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Further, on any Trading Day, the Company shall sell Shares through only the Agent or one of the Alternative Agents. The requirement that the Company sell Shares through only the Agent or one of the Alternative Agents on any Trading Day shall not apply to sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(d)       The gross sales price of any Shares sold pursuant to this Agreement by the Agent acting as sales agent of the Company shall be the market price prevailing at the time of sale for shares of the Common Stock sold by the Agent on the Principal Market or otherwise, at prices relating to prevailing market prices or at negotiated prices. The compensation payable to the Agent for sales of Shares with respect to which the Agent acts as sales agent shall be up to 2.0% of the gross sales price of the Shares sold pursuant to this Agreement. The Company may sell Shares to the Agent as principal at a price agreed upon at the relevant Applicable Time and pursuant to a separate Terms Agreement. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or similar taxes or fees imposed by any Governmental Entity in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required with an itemization of such deductions. Notwithstanding the foregoing, in the event the Company engages the Agent for a sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Company and the Agent will agree to compensation that is customary for the Agent with respect to such transactions.

(e)       If acting as sales agent hereunder, the Agent shall provide written confirmation to the Company following the close of trading on the Principal Market each day in which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the aggregate Net Proceeds to the Company and the aggregate compensation payable by the Company to the Agent with respect to such sales.

(f)       Under no circumstances shall the number or aggregate gross sales price, as the case may be, of Shares sold pursuant to this Agreement, any Terms Agreement and any Alternative Sales Agreement exceed the Maximum Amount or the number or aggregate gross sales price, as the case may be, of Shares of Common Stock (i) available for issuance under the Prospectus and the then-currently effective Registration Statement or (ii) authorized from time to time to be issued and sold under this Agreement, any Terms Agreement or any Alternative Sales Agreement by the Company’s board of directors, or a duly authorized committee thereof or approved for listing on the Principal Market, and in each case referred to in this clause (ii), and notified to the Agent in writing. In addition, under no circumstances shall any Shares with respect to which the Agent acts as sales agent be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Agent in writing.

(g)       If either party believes that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act (applicable to securities with an average daily trading volume of $1,000,000 that are issued by an issuer whose common equity securities have a public float value of at least $150,000,000) are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(h)       Settlement for sales of Shares pursuant to this Section 2 will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payments by the Agent of the Net Proceeds from the sale of such Shares in same-day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Settlement Date, the Company shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Settlement Date for Shares delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(i)       Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of any Shares and, by notice to the Agent given by telephone (confirmed by email), shall cancel any instructions for the offer or sale of any Shares, and the Agent shall not be obligated to offer or sell any Shares, (i) during any period in which the Agent believes that the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(j) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(j)       If the Company wishes to offer, sell or deliver Shares at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agent (with a copy to counsel to the Agent) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agent, (ii) provide the Agent with the officers’ certificate, accountants’ letters and opinions and letters of counsel called for by Sections 3(i), (j) and (k) hereof, respectively, (iii) afford the Agent the opportunity to conduct a due diligence review in accordance with Section 3(n) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (ii) of Section 2(i) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, accountants’ letters and opinions and letters of counsel pursuant to this Section 2(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and letters as provided in Section 3 hereof and (B) this Section 2(j) shall in no way affect or limit the operation of the provisions of clause (i) of Section 2(i), which shall have independent application.

(k)       At each Applicable Time, Settlement Date, Registration Statement Amendment Date, Company Periodic Report Date, Company Earnings Report Date and Request Date, each of the Company and the Operating Partnership shall be deemed to have affirmed each representation and warranty contained in this Agreement; provided, that if such date occurs during a Suspension Period, the Company and the Operating Partnership shall not be deemed to have affirmed such representations and warranties until the next of such dates after the end of the Suspension Period. Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company and the Operating Partnership herein, to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

Section 3. Covenants. The Company and the Operating Partnership, jointly and severally, agree with the Agent:

(a)       During any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (whether physically or through compliance with Rule 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) of the 1933 Act Regulations), (i) to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to any Settlement Date without first providing the Agent a reasonable opportunity to review and comment on such amendment or supplement, and to advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed, (ii) to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) of the 1933 Act Regulations, (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, (iv) to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the form of the Registration Statement or the Prospectus or for additional information and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Prospectus in respect of the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain the withdrawal of such order; and in the event of any such order or issuance of a notice of objection, promptly to take such reasonable steps as may be necessary to permit offers and sales of the Shares by the Agent, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement). The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)       Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such United States jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares, provided that, in connection therewith neither the Company nor the Operating Partnership shall be required to qualify as a foreign entity, subject itself to taxation or to file a general consent to service of process in any jurisdiction; and to promptly advise the Agent of the receipt by the Company or the Operating Partnership of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(c)       During any period when the delivery of a prospectus is required (whether physically or through compliance with Rule 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) of the 1933 Act Regulations) in connection with the offering or sale of Shares, the Company will make available to the Agent, as soon as practicable after the execution of this Agreement, and thereafter from time to time furnish to the Agent, copies of the most recent Prospectus in such quantities and at such locations as the Agent may reasonably request for the purposes contemplated by the 1933 Act. During any period when the delivery of a prospectus is required (whether physically or through compliance with Rules 153 or 172, or in lieu thereof, a notice referred to in Rule 173(a) of the 1933 Act Regulations) in connection with the offering or sale of Shares, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify the Agent and to file such document and to prepare and furnish without charge to the Agent as many written and electronic copies as the Agent may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(d)       To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) of the 1933 Act Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(e)       To use the Net Proceeds received by it from the sale of the Shares pursuant to this Agreement and any Terms Agreement in the manner specified in the General Disclosure Package.

(f)       In connection with the offering and sale of the Shares, the Company will file with the Principal Market all documents and notices, and make all certifications, required by the Principal Market of companies that have securities that are listed on such Principal Market and will maintain such listing or shall be approved for listing on another national securities exchange.

(g)       To not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the 1934 Act or otherwise, the stabilization or manipulation of the price of any securities of the Company or the Operating Partnership to facilitate the sale or resale of the Shares.

(h)       At each Applicable Time, each Settlement Date, each Registration Statement Amendment Date, each Company Earnings Report Date, each Request Date, each Company Periodic Report Date and each date on which Shares are delivered to the Agent pursuant to a Terms Agreement, the Company and the Operating Partnership shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement or any Terms Agreement; provided, that if such date occurs during a Suspension Period, the Company and the Operating Partnership shall not be deemed to have affirmed such representations and warranties until the next of such dates after the end of the Suspension Period. In each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any quarter in which sales of Shares were made by or through the Agent under this Agreement or any Terms Agreement or by or through an Alternative Agent under an Alternative Sales Agreement (each date on which any such document is filed, and any date on which an amendment to any such document is filed, a “Company Periodic Report Date”), or, to the extent required by applicable law and Commission interpretations thereof, in prospectus supplements to be filed by the Company from time to time, the Company shall set forth with regard to such quarter or such shorter period determined by the Company, as the case may be, the number or aggregate gross sales price, as the case may be, of Shares sold through the Agent under this Agreement or any Terms Agreement or by or through an Alternative Agent under an Alternative Sales Agreement, the Net Proceeds received by the Company and the compensation paid by the Company to the Agent or Alternative Agent with respect to sales of Shares pursuant to this Agreement, any Terms Agreement or an Alternative Sales Agreement.

(i)       On or prior to the date that the Shares are first offered pursuant to the terms of this Agreement and each time Shares are delivered to the Agent as principal on a Settlement Date and promptly, and in no more than five (5) Trading Days, after (i) each date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of a prospectus supplement that contains solely the information set forth in Section 3(h), (3) in connection with the filing of any Current Reports on Form 8-K (other than an Earnings 8-K and any other Current Reports on Form 8-K which contain capsule financial information, financial statements, supporting schedules or other financial data, including any Current Report on Form 8-K under Item 2.02 of such form that is considered “filed” under the 1934 Act, unless, in any case, the Company has provided advance notice to the Agent of the filing of such Form 8-K and the Agent has waived the requirements of this Section 3(i) and Sections 3(j) and (k)) or (4) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) each date on which an Earnings 8-K shall be filed with the Commission as contemplated by Section 2(j) hereof (a “Company Earnings Report Date”), (iii) each Company Periodic Report Date and (iv) promptly after each reasonable request by the Agent (each date of any such request by the Agent, a “Request Date”) (each of the date that the Shares are first offered pursuant to the terms of this Agreement, each such Settlement Date where the Agent is acting as principal and each Registration Statement Amendment Date, Company Earnings Report Date, Company Periodic Report Date and Request Date is hereinafter called a “Representation Date”), the Company and the Operating Partnership will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) a certificate dated the date of delivery thereof to the Agent (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of any document under the 1934 Act that is incorporated by reference therein), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or incorporated document, as the case may be), in form and substance reasonably satisfactory to the Agent and its counsel, to the effect that the statements contained in the certificate referred to in Section 6(f) of this Agreement which was last furnished to the Agent are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 6(f), but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such certificate; provided, however, that the delivery requirements of this Section 3(i) shall not be in effect during a Suspension Period. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(j)       On or prior to the date that the Shares are first offered pursuant to the terms of this Agreement and each time Shares are delivered to the Agent as principal on a Settlement Date and promptly, and in no more than five (5) Trading Days, after each other Representation Date, the Company will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) the written opinion and letter of each counsel to the Company (who shall be reasonably acceptable to the Agent), dated the date of delivery thereof to the Agent (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of any document under the 1934 Act that is incorporated by reference therein), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or incorporated document, as the case may be), in form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Sections 6(c) and (d) of this Agreement, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such opinion and letter or, in lieu of any such opinion and letter, counsel last furnishing such opinion and letter to the Agent shall furnish the Agent (with a copy to counsel for the Agent) with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter authorizing reliance); provided, however, that the delivery requirements of this Section 3(j) shall not be in effect during a Suspension Period. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(k)       On or prior to the date that the Shares are first offered pursuant to the terms of this Agreement and each time Shares are delivered to the Agent as principal on a Settlement Date and promptly, and in no more than five (5) Trading Days, after each other Representation Date, the Company will cause each of Ernst & Young LLP and PKF O’Connor Davies, LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter(s) referred to in Section 6(e) hereof, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter; provided, however, that the delivery requirements of this Section 3(k) shall not be in effect during a Suspension Period. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(l)       The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or any Terms Agreement.

(m)       If, to the knowledge of the Company, all filings required by Rule 424 in connection with this offering shall not have been made or the representations contained in Section 1(a) shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares.

(n)       The Company and the Operating Partnership will cooperate timely with any reasonable due diligence review conducted by the Agent or its counsel from time to time in connection with the transactions contemplated hereby or in any Terms Agreement, including, without limitation, and upon reasonable notice providing information and making available documents and appropriate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

(o)       Other than during a Suspension Period, neither the Company nor the Operating Partnership will, without (i) giving the Agent at least one business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) the Agent suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agent in light of the proposed sale, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 of the 1933 Act Regulations, a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Shares to be offered and sold through the Agent pursuant to this Agreement or any Terms Agreement or to any Alternative Agent under any Alternative Sales Agreement, (ii) Common Stock issued pursuant to the Company’s dividend reinvestment plan, stock purchase plans or employee compensation plans, as the same may be amended or replaced from time to time, (iii) equity incentive awards approved by the board of directors of the Company or the compensation committee thereof or the issuance of Common Stock upon exercise thereof, (iv) warrants offered or issued in exchange for outstanding warrants or Common Stock offered or issued upon exercise or exchange of any such warrants or (v) sales or offers of shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock in private placement transactions to sellers relating to acquisition of real property or interests therein, including mortgage or leasehold interests, or in conjunction with any joint venture transaction, made to any seller of such real property or such joint venture interest (and the filing of any prospectus supplement related to the resale of such shares of Common Stock as may be required by such seller).

(p)       If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Agent. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Agent, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(q)       The Company will use its best efforts to continue to meet the requirements for qualification as a REIT under the Code for each of its taxable years for so long as its board of directors deems it in the best interests of the Company to remain so qualified.

(r)       The Company may notify the Agent by telephone (confirmed promptly by e-mail), or by such other method as the Company and the Agent shall mutually agree in writing, at any time until 5:00 p.m., New York City time, on the second business day preceding any Representation Date that it does not intend to sell Shares under this Agreement for the period commencing on such Representation Date and continuing until the second Trading Day after the earlier of (i) the date the Company instructs the Agent to sell Shares under this Agreement and (ii) the date the Company notifies the Agent that it is revoking its prior notice to the Agent that it does not intend to sell Shares under this Agreement (a “Suspension Period”). If the Company shall have provided such notice, the requirements to provide certificates pursuant to Section 3(i) hereunder, legal opinions pursuant to Section 3(j) hereunder, and letters from independent accountants pursuant to Section 3(k) hereunder shall be waived during such Suspension Period. Notwithstanding the foregoing, during a Suspension Period or subsequent to the completion of a Suspension Period, as applicable, the Agent shall not be obligated to sell any Shares pursuant to the Company’s instruction until all documents required by each such applicable section of this Agreement shall have been provided to the Agent and the Company shall have provided the Agent with customary due diligence update.

Section 4. Free Writing Prospectus.

(a)       (i) The Company represents and agrees that, without the prior consent of the Agent, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations; and (ii) the Agent represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission.

(b)       The Company has complied and will comply with the requirements of Rule 433 of the 1933 Act Regulations applicable to any Issuer Free Writing Prospectus (including any free writing prospectus identified in Section 4(a) hereof), including timely filing with the Commission or retention where required and legending.

Section 5. Payment of Expenses. The Company and the Operating Partnership, jointly and severally, covenant and agree with the Agent that they will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, Prospectus Supplement, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Agent; (ii) the cost of printing or producing this Agreement and any Terms Agreement, any blue sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for the Agent in connection with such qualification and in connection with any blue sky and legal investment memoranda; (iv) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Agent in connection with, any required review by FINRA of the terms of the sale of the Shares; (v) all fees and expenses in connection with listing the Shares on the Principal Market; (vi) the cost of preparing the Shares; (vii) the costs and charges of any transfer agent or registrar or any dividend distribution agent; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5; and (ix) if Shares having an aggregate offering price of $25,000,000 or more have not been offered and sold under this Agreement and/or the Alternative Sales Agreements by May 1, 2020 (or such earlier date at which the Company terminates this Agreement) (the “Determination Date”), the Company shall reimburse the Agent and the Alternative Agents for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel incurred by the Agent and the Alternative Agents in connection with the transactions contemplated by this Agreement and each of the Alternative Sales Agreements (the “Expenses”); provided, however, that the Expenses shall not exceed an aggregate under this Agreement and each of the Alternative Sales Agreements of $150,000.  Any Expenses shall be due and payable by the Company within five (5) business days of the Determination Date.  It is understood, however, that, except as provided in this Section 5, and Section 7 hereof, the Agent will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make. The Agents shall be solely responsible for allocating any reimbursement received pursuant to this Section 5 among themselves.

Section 6. Conditions of Agent’s Obligation. The obligations of the Agent hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Operating Partnership herein or in certificates of any officer of the Company or authorized representative of the Operating Partnership delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, the date of any executed Terms Agreement and as of each Representation Date, Applicable Time and Settlement Date, to the condition that the Company and the Operating Partnership shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)       The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations on or prior to May 2, 2018 and in accordance with Section 3(a) hereof, any other material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Agent.

(b)       On every date specified in Section 3(j) hereof (including, without limitation, on every Request Date), Sidley Austin LLP, counsel for the Agent, shall have furnished to the Agent such written opinion or opinions, dated as of such date, with respect to such matters as the Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In giving its opinion, Sidley Austin LLP may rely as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP or such other counsel reasonably satisfactory to the Agent.

(c)       On every date specified in Section 3(j) hereof (including, without limitation, on every Request Date), Clifford Chance US LLP, counsel for the Company, shall have furnished to the Agent written opinion(s) and letter(s), dated as of such date, in form and substance reasonably satisfactory to the Agent.

(d)       On every date specified in Section 3(j) hereof (including, without limitation, on every Request Date), Venable LLP, as Maryland counsel for the Company, shall have furnished to the Agent written opinion or opinions, dated as of such date, in form and substance reasonably satisfactory to the Agent.

(e)       At the dates specified in Section 3(k) hereof (including, without limitation, on every Request Date), each of the independent accountants who have certified the financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus shall have furnished to the Agent a letter or letters dated as of the date of delivery thereof and addressed to the Agent in form and substance reasonably satisfactory to the Agent and its counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)       (i) On or prior to the date that the Shares are first offered pursuant to the terms of this Agreement and on such other dates as reasonably requested by the Agent, the Company will furnish or cause to be furnished promptly to the Agent a certificate of an executive officer in a form satisfactory to the Agent stating the minimum gross sales price per share for the sale of such Shares pursuant to this Agreement and the maximum number of Shares that may be issued and sold pursuant to this Agreement or, alternatively, the maximum gross proceeds from such sales, as authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, and the number of Shares that have been approved for listing on the Principal Market or, in connection with any amendment, revision or modification of such minimum price or maximum Share number or amount, a new certificate with respect thereto and (ii) on each date specified in Section 3(i) (including, without limitation, on every Request Date), the Agent shall have received a certificate of executive officers of the Company and the Operating Partnership, one of whom shall be the Chief Executive Officer, Executive Chairman, Chief Financial Officer, Chief Accounting Officer, Treasurer, or Executive Vice President in the area of capital markets and investments, dated as of the date thereof, to the effect that (A) there has been no Material Adverse Effect since the date as of which information is given in the Prospectus as then amended or supplemented, (B) the representations and warranties of the Company and the Operating Partnership contained herein are true and correct as of such date and (C) the Company and the Operating Partnership have complied with all of the agreements entered into in connection with the transactions contemplated herein and in any Terms Agreement and satisfied all conditions on their part to be performed or satisfied.

(g)       Since the date of the latest audited financial statements then included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no Material Adverse Effect shall have occurred.

(h)       The Company shall have complied with the provisions of Section 3(c) hereof with respect to the timely furnishing of prospectuses.

(i)       On such dates as reasonably requested by the Agent, the Company shall have conducted due diligence sessions, in form and substance reasonably satisfactory to the Agent.

(j)       All filings with the Commission required by Rule 424 of the 1933 Act Regulations to have been filed by each Applicable Time or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)). The Company shall have paid the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(k)       The Shares shall have received approval for listing on the Principal Market prior to the first Settlement Date.

(l)       Counsel for the Agent shall have been furnished with such documents and opinions as they may reasonably require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein or in any applicable Terms Agreement; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein or in any applicable Terms Agreement and in connection with the other transactions contemplated by this Agreement or any such Terms Agreement shall be reasonably satisfactory in form and substance to the Agent and counsel for the Agent.

Section 7. Indemnification.

(a)       The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the 1933 Act Regulations, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Base Prospectus, Prospectus Supplement or the Prospectus in light of the circumstances under which they are made), not misleading, and will reimburse the Agent for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by or on behalf of the Agent expressly for use therein.

(b)       The Agent agrees to indemnify and hold harmless the Company and the Operating Partnership against any losses, claims, damages or liabilities to which they may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Base Prospectus, the Prospectus Supplement or the Prospectus in light of the circumstances under which they are made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein; and will reimburse the Company and the Operating Partnership for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)       Promptly after receipt by an indemnified party under Section 7(a) or Section 7(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except and then only to the extent such indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable out-of-pocket costs of investigation. No indemnifying party shall, without the written consent of the indemnified party (not to be unreasonably withheld or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)       If the indemnification provided for in this Section 7 is unavailable to hold harmless an indemnified party under Section 7(a) or Section 7(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership, on the one hand, or the Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it to the public were offered to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)       The obligations of the Company and the Operating Partnership under this Section 7 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to the directors and officers of the Agent and to each person, if any, who controls the Agent within the meaning of the 1933 Act and each broker-dealer affiliate of the Agent; and the obligations of the Agent under this Section 7 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the 1933 Act.

Section 8. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Company or the Operating Partnership, or any officer or director of the Company or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares.

Section 9. No Advisory or Fiduciary Relationship. The Company and the Operating Partnership each acknowledge and agree that (i) the Agent is acting solely in the capacity of an arm’s-length contractual counterparty to the Company and the Operating Partnership with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of such offering), (ii) the Agent has not assumed an advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company or the Operating Partnership on other matters) or any other obligation to the Company or the Operating Partnership except the obligations expressly set forth in this Agreement and (iii) the Company and the Operating Partnership have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Company and the Operating Partnership agrees that it will not claim that the Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Operating Partnership, in connection with such transaction or the process leading thereto.

Section 10. Termination.

(a)       The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Agent for the Company or with respect to any pending sale to the Agent pursuant to a Term Agreement or any offering or resale of any Shares purchased or to be purchased by the Agent pursuant to a Terms Agreement, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (ii) the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)       The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)       This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this Section 10(c) shall in all cases be deemed to provide that Section 1, Section 5, Section 7 and Section 8 of this Agreement shall remain in full force and effect.

(d)       Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.

(e)       In the case of any purchase by the Agent pursuant to a Terms Agreement, the Agent may terminate this Agreement at any time at or prior to the Settlement Date (i) if there has been, in the judgment of the Agent, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Principal Market, or if trading generally on the New York Stock Exchange, the NYSE Amex Equities or the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other Governmental Entity, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (v) if a banking moratorium has been declared by either federal or New York authorities.

Section 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex, facsimile transmission or electronic mail to:

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor Cleveland, Ohio 44114

Email: phodermarsky@key.com; dgruber@keybanccm.com; michael.c.jones@key.com

Attention: Paul Hodermarsky, David Gruber and Michael Jones

and if to the Company or the Operating Partnership to:

Retail Opportunity Investments Corp.

11250 El Camino Real, Suite 200

San Diego, California 92130

Facsimile: (858) 408-3668

Attention: Stuart A. Tanz and Michael B. Haines

Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

Section 12. Parties. This Agreement shall be binding upon, and inure solely to the benefit of, the Agent, the Company and the Operating Partnership and, to the extent provided in Sections 7 and 8 hereof, the officers and directors of the Company and the Agent and each person who controls the Company, the Operating Partnership or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of Shares through the Agent shall be deemed a successor or assign by reason merely of such purchase.

Section 13. Time of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

Section 14. Submission to Jurisdiction; Waiver of Jury Trial. No proceeding related to this Agreement or any Terms Agreement or any transactions contemplated hereby or thereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and the Operating Partnership consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Operating Partnership waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement or any Terms Agreement. Each of the Company and the Operating Partnership agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

Section 16. Counterparts. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement and any Terms Agreement may be delivered by any party by facsimile or other electronic transmission.

Section 17. Severability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement or any Terms Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof or thereof, as the case may be. If any section, paragraph or provision of this Agreement or any Terms Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agent, the Company and the Operating Partnership in accordance with its terms.

[Signature page follows]

RETAIL OPPORTUNITY INVESTMENTS CORP.

By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By:	Retail Opportunity Investments GP, LLC,
its general partner

By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

[Signature Page to Sales Agreement]

Accepted as of the date hereof:

KeyBanc Capital Markets Inc.

By:	/s/ Mark J. Koster
Name: Mark J. Koster
Title: Managing Director

[Signature Page to Sales Agreement]

Schedule 1

SIGNIFICANT SUBSIDIARIES

Retail Opportunity Investments Partnership, LP

Retail Opportunity Investments GP, LLC

ROIC Washington, LLC

ROIC Oregon, LLC

ROIC California, LLC

ROIC Crossroads GP, LLC

ROIC Crossroads LP, LLC

Terranomics Crossroads Associates, LP

Schedule I - 1

Annex I

Retail Opportunity Investments Corp.

Common Stock
($0.0001 par value per share)

TERMS AGREEMENT

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor

Cleveland, Ohio 44114

Ladies and Gentlemen:

Retail Opportunity Investments Corp., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Sales Agreement, dated May 1, 2018 (the “Sales Agreement”), among the Company, Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) and KeyBanc Capital Markets Inc. (the “Agent”), to issue and sell to the Agent the securities specified in the Schedule hereto (the “Purchased Securities”). Capitalized terms used herein and not defined have the respective meanings ascribed thereto in the Sales Agreement.

Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement and the Applicable Time, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement and the Settlement Date in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agent, the Company and the Operating Partnership in accordance with its terms.

THIS TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Annex I - 1

RETAIL OPPORTUNITY INVESTMENTS CORP.

By:
Name:
Title:

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	Retail Opportunity Investments GP, LLC,
its general partner

By:
Name:
Title:

Accepted as of the date hereof:

KeyBanc Capital Markets Inc.

By:
Name:
Title:

Annex I - 2